UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2008

The Parent Company

(Exact name of registrant as specified in its charter)

Colorado	001-32577	65-0797093
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 17th Street, Suite 1300 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 228-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 10, 2008, the registrant issued a press release announcing its financial results for its fourth quarter 2007, which press release is attached hereto as Exhibit 99.1.

Also on April 10, 2008, the registrant held a conference call to discuss its financial results for the fourth quarter 2007. The transcript of that conference call is attached hereto as Exhibit 99.2.

The information contained in Item 2.02 of this report and exhibits 99.1 and 99.2 attached hereto are furnished solely pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished with this document:

Exhibit Number	Description of Exhibit

99.1	Press Release titled “The Parent Company Reports Fourth Quarter Financial Results” dated April 10, 2008.

99.2	Transcript of Conference Call held by The Parent Company on April 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Parent Company

By:	/s/ Barry Hollingsworth
Name: Barry Hollingsworth
Title: Chief Financial Officer
Date: April 14, 2008

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release titled “The Parent Company Reports Fourth Quarter Financial Results” dated April 10, 2008.

99.2	Transcript of Conference Call held by The Parent Company on April 10, 2008.

5